UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 15, 2025

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Perpetua Resources Corp. (the “Company”) held its 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) on May 15, 2025. As of March 21, 2025, the record date for the Annual Meeting (the “Record Date”), 71,262,344 common shares of the Company (the “Common Shares”) were outstanding and entitled to vote at the Annual Meeting. Holders of Common Shares were entitled to one vote per share held as of the Record Date. A summary of the matters voted upon by the shareholders and the final voting results for each such matter are set forth below.

1.	Each of the following persons was duly elected by the Company’s shareholders as a director for a term expiring at the 2026 annual meeting of shareholders or until their respective successors are duly elected and qualified, subject to their earlier resignation, removal or death, with votes as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Marcelo Kim	40,455,869	1,781,843	15,558	6,135,478
Christopher J. Robison	42,005,377	230,351	17,542	6,135,478
Alexander Sternhell	42,062,119	172,494	18,657	6,135,478
Robert Dean	42,054,220	181,266	17,784	6,135,478
Andrew Cole	42,184,860	52,259	16,151	6,135,478
Richie Haddock	42,177,974	54,444	20,852	6,135,478
Laura Dove	41,942,716	287,003	23,551	6,135,478
Jeffrey Malmen	41,988,499	245,737	19,034	6,135,478
Jonathan Cherry	42,189,752	40,634	22,884	6,135,478
Jessica Largent	40,485,726	1,754,350	13,194	6,135,478

2.	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 at a remuneration to be set by the directors was ratified by the shareholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
48,270,251	57,905	60,592	—

No other matters were submitted for shareholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: May 16, 2025	By:	/s/ Jessica Largent
Jessica Largent
Chief Financial Officer